UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007 (December 29, 2006)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Amended and Restated Dealer Manager Agreement

On December 29, 2006, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) entered into the Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”) with Behringer Securities LP, an affiliated Texas limited partnership (“Behringer Securities”).  The Amended Dealer Manager Agreement was revised to clarify the characteristics of payments to Behringer Securities under the agreement.  In all material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Amended Dealer Manager Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Dealer Manager Agreement, which is attached hereto as Exhibit 1.1 and incorporated into this Item 1.01 disclosure by reference.

Amended and Restated Agreement of Limited Partnership of Behringer Harvard Opportunity OP I, LP

On January 1, 2007, the Company entered into the Amended and Restated Agreement of Limited Partnership of Behringer Harvard Opportunity OP I, LP (“Behringer Harvard Opportunity OP I”) with BHO, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“BHO”), and BHO Business Trust, a Maryland business trust and wholly-owned subsidiary of the Company (“BHO Business Trust”).  The purpose of the Amended and Restated Agreement of Limited Partnership is to (1) add provisions that reflect the transfer of all of the Company’s limited partnership interests in Behringer Harvard Opportunity OP I to BHO, resulting in BHO becoming the sole general partner of Behringer Harvard Opportunity OP I effective as of January 1, 2007; (2) add provisions that reflect the merger of BHO Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, with and into BHO Business Trust, resulting in BHO Business Trust becoming the sole limited partner of Behringer Harvard Opportunity OP I effective as of January 1, 2007; (3) add provisions that clarify that the Company shall not transfer all or any portion of its interest in the general partner of Behringer Harvard Opportunity OP I except as provided in the Amended and Restated Agreement of Limited Partnership; (4) remove provisions that had required the Company, as general partner of Behringer Harvard Opportunity OP I, to own at least 0.1% of the aggregate number of outstanding partnership interests in Behringer Harvard Opportunity OP I at all times; and (5) make all conforming revisions necessary to reflect the fact that the general partner of Behringer Harvard Opportunity OP I is a wholly-owned subsidiary of the Company.

The information set forth above with respect to the Amended and Restated Agreement of Limited Partnership does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended and Restated Agreement of Limited Partnership, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 disclosure by reference.

Amended and Restated Advisory Management Agreement

On December 29, 2006, the Company entered into the Amended and Restated Advisory Management Agreement (the “Amended Advisory Management Agreement”) with Behringer Harvard Opportunity Advisors I LP, an affiliated Texas limited partnership (the “Advisor”).  The Amended Advisory Management Agreement was revised to clarify the characteristics of payments to the Advisor under the agreement.  In all material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Amended Advisory Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Advisory Management Agreement, which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 disclosure by reference.

Second Amended and Restated Property Management and Leasing Agreement

On December 29, 2006, the Company entered into the Second Amended and Restated Property Management and Leasing Agreement (the “Amended Property Management Agreement”) with Behringer Harvard Opportunity OP I and HPT Management Services LP, an affiliated Texas limited partnership (“HPT Management”).  The Amended Property Management Agreement was revised to clarify the characteristics of payments to HPT Management under the agreement.  In all material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Amended Property Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Property Management Agreement, which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: January 5, 2007	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate Development &
Legal and Secretary

EXHIBIT INDEX

1.1                                                         Amended and Restated Dealer Manager Agreement

10.1                                                   Amended and Restated Agreement of Limited Partnership of Behringer Harvard Opportunity OP I, LP

10.2                                                   Amended and Restated Advisory Management Agreement by and between the Registrant and Behringer Harvard Opportunity Advisors I LP

10.3                                                   Second Amended and Restated Property Management and Leasing Agreement by and among the Registrant, Behringer Harvard Opportunity OP I, LP and HPT Management Services LP